                                                                     EXHIBIT 1.1

                               8,000,000 Shares

                              TWINLAB CORPORATION

                                  Common Stock

                             UNDERWRITING AGREEMENT
                             ----------------------



                                                                          , 1996
                                                                  --------


DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
BEAR, STEARNS & CO. INC.
MERRILL LYNCH & CO.
MONTGOMERY SECURITIES
  As representatives of the
    several underwriters
    named in Schedule I hereto
  c/o  Donaldson, Lufkin & Jenrette
         Securities Corporation
       277 Park Avenue
       New York, New York  10172

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
BEAR, STEARNS INTERNATIONAL LIMITED
MERRILL LYNCH INTERNATIONAL
MONTGOMERY SECURITIES
  As representatives of the
    several international
    managers named in Schedule
    II hereto
  c/o Donaldson, Lufkin & Jenrette
          Securities Corporation
      Jupiter House
      Trinton Court
      14 Finsbury Square
      London EC2A 1BR, England

Ladies and Gentlemen:

         TWINLAB CORPORATION, a Delaware corporation (the "Company"), proposes to sell an aggregate of 8,000,000 shares of Common Stock, par value $1.00 per
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share, of the Company (the "Firm Shares"), to the several underwriters named in
Schedules I and II hereto (the "Underwriters"). The Firm Shares consist of 8,000,000 shares to be issued and sold by the Company. The Company also proposes to issue and sell to the several U.S. Underwriters (as defined herein) not more than 1,200,000 additional shares of Common Stock, par value $1.00 per share, of the Company (the "Additional Shares"), if requested by the U.S. Underwriters as provided in Section 2 hereof. The Firm Shares and the Additional Shares are herein collectively called the Shares. The shares of common stock of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the Common Stock.

         It is understood that, subject to the conditions hereinafter stated 6,400,000 Firm Shares (the "U.S. Firm Shares") will be sold to the several U.S. Underwriters named in Schedule I hereto (the "U.S. Underwriters") in connection with the offering and sale of such U.S. Firm Shares in the United States and Canada to United States and Canadian Persons (as such terms are defined in the Agreement Between U.S. Underwriters and International Managers of even date herewith), and 1,600,000 Firm Shares (the "International Shares") will be sold to the several International Managers named in Schedule II hereto (the "International Managers") in connection with the offering and sale of such International Shares outside the United States and Canada to persons other than United States and Canadian Persons. Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner & Smith, Incorporated and Montgomery Securities shall act as representatives (the "U.S. Representatives") of the several U.S. Underwriters, and DLJ, Bear, Stearns International Limited, Merrill Lynch International and Montgomery Securities shall act as representatives (the "International Representatives," and together with the U.S. Representatives, the "Representatives") of the several International Managers. The U.S. Underwriters and the International Managers are hereinafter collectively referred to as the "Underwriters".

         1.    Registration Statement and Prospectus. The Company has prepared
               -------------------------------------
and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as

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amended, and the rules and regulations of the Commission thereunder
(collectively called the "Act"), a registration statement on Form S-1 (File No. 333-05191), which may be amended. The registration statement contains two prospectuses to be used in connection with the offering and sale of the Shares: the U.S. prospectus, to be used in connection with the offering and sale of Shares in the United States and Canada to United States and Canadian Persons, and the international prospectus, to be used in connection with the offering and sale of Shares outside the United States and Canada to persons other than United States and Canadian Persons. The international prospectus is identical to the U.S. prospectus except for the outside front and back cover pages. The registration statement as amended at the time when it becomes effective, including a registration statement (if any) filed pursuant to Rule 462(b) under the Act (the "Rule 462 Registration Statement") increasing the size of the offering registered under the Act and information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or Rule 434 under the Act, is hereinafter referred to as the "Registration Statement"; and the U.S. prospectus and the international prospectus (including any prospectus subject to completion and any term sheet meeting the requirements of Rule 434(b) under the Act, taken together as the prospectus provided by the Company to meet the requirements of Section 10(a) of the Act) in the respective forms first used to confirm sales of Shares are hereinafter referred to as the "Prospectus". For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any term sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

         2.    Agreements to Sell and Purchase.  On the basis of the
               -------------------------------
representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell the U.S. Firm Shares to the several U.S. Underwriters named in Schedule I hereto and each of the U.S. Underwriters agrees, severally and not jointly, to purchase from the Company at a price per share of $__________ (the "Purchase Price") the number of U.S. Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto.

         On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company hereby agrees to issue and sell the International Shares to the several International Managers named in Schedule II hereto, and each of the International Managers agrees, severally and not jointly, to purchase from the Company at the Purchase Price the respective number of International Shares set forth opposite the name of such International Manager in Schedule II hereto.

         On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell to the U.S. Underwriters the Additional Shares and the U.S. Underwriters shall have the right to purchase, severally and not jointly, up to 1,200,000 Additional Shares from the Company at the Purchase Price. Additional Shares may be purchased solely for the purpose of covering over-allotments made in connection with the offering of the U.S. Firm Shares. The U.S. Underwriters may exercise their right to purchase Additional Shares in whole or in part from time to time by giving written notice thereof to the Company within 30 days after the date of this Agreement. The U.S. Representatives shall give any such notice on behalf of the U.S. Underwriters and such notice shall specify the aggregate number of Additional Shares to be purchased pursuant to such exercise and the date for payment and delivery thereof. The date specified in any such notice shall be a business day (i) no earlier than the Closing Date (as hereinafter defined), (ii) no later than ten business days after such notice has been given and (iii) no earlier than two business days after such notice has been given. If any Additional Shares are to be purchased, each U.S. Underwriter, severally and not jointly, agrees to purchase from the Company the number of Additional Shares (subject to such adjustments to eliminate fractional shares as the U.S. Representatives may determine) which bears the same proportion to the total number of Additional Shares to be purchased from the Company as the number of U.S. Firm Shares set forth opposite the name of such U.S. Underwriter in Schedule I bears to the total number of U.S. Firm Shares.

         The Company hereby agrees and the Company shall, concurrently with the execution of this Agreement, deliver an agreement executed by (i) each of the directors and officers of the Company and (ii) each stockholder listed on Annex I hereto, pursuant to which each such person agrees, not to offer, sell, contract to sell, grant any option to purchase, or otherwise dispose of any common stock of the Company or any securities convertible into or exercisable or exchangeable for such common stock or in any other manner transfer all or a portion of the economic consequences associated with the ownership of any such common stock, except to the Underwriters pursuant to this Agreement, for a period of 180 days after the date of the Prospectus without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"). Notwithstanding the foregoing, during such period (i) the Company may grant stock options pursuant to the Company's existing stock option plan and (ii) the Company may issue shares of its common stock upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof.

         3.    Terms of Public Offering.  The Company is advised by you that the
               ------------------------
Underwriters propose (i) to make a public offering of their respective portions of the Shares as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Shares upon the terms set forth in the Prospectus. Each U.S. Underwriter hereby makes to the Company the representations and agreements of such U.S. Underwriter contained in the fifth paragraph of Section 3 of the Agreement Between U.S. Underwriters and International Managers of even date herewith. Each International Manager hereby makes to the Company the representations and agreements of such International Manager contained in the seventh, eighth, ninth and tenth paragraphs of Section 3 of such Agreement.

         4.    Delivery and Payment.  Delivery to the Underwriters of and
               --------------------
payment for the Firm Shares shall be made at 10:00 A.M., New York City time, on the third or fourth business day (the "Closing Date") unless otherwise permitted by the Commission pursuant to Rule 15c6-1 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), at such place as you shall designate.
The Closing Date and the location of delivery of and the form of payment for the Firm Shares may be varied by agreement between you and the Company.

         Delivery to the U.S. Underwriters of and payment for any Additional Shares to be purchased by the U.S. Underwriters shall be made at such place as the U.S. Representatives shall designate at 10:00 A.M., New York City time, on the date specified in the applicable exercise notice given by you pursuant to
Section 2 (an "Option Closing Date"). Any such Option Closing Date and the location of delivery of and the form of payment for such Additional Shares may be varied by agreement between the U.S. Representatives and the Company.

         Certificates for the Shares shall be registered in such names and issued in such denominations as you shall request in writing not later than two full business days prior to the Closing Date or an Option Closing Date, as the case may be. Such certificates shall be made available to you for inspection not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date or an Option Closing Date, as the case may be. Certificates in definitive form evidencing the Shares shall be delivered to you on the Closing Date or an Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, against payment of the Purchase Price therefor by certified or official bank checks payable in New York Clearing House funds to the order of the applicable Company.

         5.    Agreements of the Company.  The Company agrees with you:
               -------------------------

               (a) To use its best efforts to cause the Registration Statement to become effective at the earliest possible time. The Company will comply fully and in a timely manner with the applicable provisions of Rule 424 and Rule 430A under the Act.

               (b) To advise you promptly and, if requested by you, to confirm such advice in writing, (i) if and when the Prospectus is sent for filing pursuant to Rule 424 under the Act (including any term sheet within the meaning of Rule 434 under the Act), when the Registration Statement has become effective, when any Rule 462 Registration Statement is filed and becomes effective, and when any post-

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     effective amendment to it becomes effective, (ii) of the receipt of any comments from the Commission that relate to the Registration Statement or requests by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information,
     (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes by the Commission or any state securities commission or regulatory authority, and (iv) of the happening of any event during the period referred to in paragraph (e) below which makes any statement of a material fact made in the Registration Statement (as amended or supplemented from time to time) untrue or which requires the making of any additions to or changes in the Registration Statement (as amended or supplemented from time to time) in order to make the statements therein not misleading or that makes any statement of a material fact made in the Prospectus (as amended or supplemented from time to time) untrue or which requires the making of any additions to or changes in the Prospectus (as amended or supplemented from time to time) in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of the Shares under any state securities or Blue Sky laws, the Company will make every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

               (c) To furnish to each of the U.S. Representatives, without charge, one signed copy of the Registration Statement as first filed with the Commission and of each amendment to it, including all exhibits, and to furnish to each of the U.S. Representatives and each Underwriter designated by the U.S. Representatives such number of conformed copies of the Registration Statement as so filed and of each amendment to it, without exhibits, as the U.S. Representatives may reasonably request.

               (d) Not to file any amendment or supplement to the Registration Statement, whether before or after the time when it becomes effective, or to make any amendment or supplement to the Prospectus (including the issuance or filing of any term sheet within the meaning of Rule 434 under the Act) of which you shall not previously have been advised or to which you shall reasonably object; and to prepare and file with the Commission, promptly upon your reasonable request, any amendment to the Registration Statement or supplement to the Prospectus (including the issuance or filing of any term sheet within the meaning of Rule 434 under the Act) which may be necessary or advisable in connection with the distribution of the Shares by the Underwriters, and to use its best efforts to cause the same to become promptly effective.

               (e) Promptly after the Registration Statement becomes effective, and from time to time thereafter for such period as in your reasonable judgment a prospectus is required by law to be delivered in connection with sales by an Underwriter or a dealer, to furnish to each Underwriter and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement to the Prospectus) as such Underwriter or such dealer may reasonably request.

               (f) If during the period specified in paragraph (e) any event shall occur as a result of which, in the opinion of counsel for the Underwriters it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with any law, forthwith to prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with law, and to furnish to each Underwriter and to such dealers as the Underwriters shall specify, without charge, such number of copies thereof as such Underwriter or such dealers may reasonably request.

               (g) Prior to any public offering of the Shares, to cooperate with you and counsel for the Underwriters in connection with the registration or qualification of the Shares for offer and sale by the several Underwriters and by dealers under the state securities or Blue Sky laws of such jurisdictions as you may request, to continue such qualification in effect so long as required for distribution of the Shares and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification.

               (h) To mail and make generally available to its stockholders as soon as reasonable practicable an earnings statement covering a period of at least twelve months after the effective date of the Registration Statement (but in no event commencing later than 90 days after such date) which shall satisfy the provisions of Section 11(a) of the Act and Rule 158 promulgated thereunder, and to advise you in writing when such statement has been so made available.

               (i) To timely complete all required filings and otherwise comply in all material respects in a timely manner with all provisions of the Securities Exchange Act of 1934, as amended, including the rules and regulations thereunder (collectively, the "Exchange Act"), in connection with the registration of the Shares thereunder.

               (j) During the period of five years after the date of this Agreement, (i) to mail as soon as reasonably practicable after the end of each fiscal year to the record holders of its Common Stock a financial report of the Company and its subsidiaries on a consolidated basis (and a similar financial report of all unconsolidated subsidiaries, if any), all such financial reports to include a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of cash flows and a

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     consolidated statement of shareholders' equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year, certified by independent certified public accountants, and (ii) to mail and make generally available as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such holders, a consolidated balance sheet, a consolidated statement of operations and a consolidated statement of cash flows (and similar financial reports of all unconsolidated subsidiaries, if any) as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding year.

               (k) During the period referred to in paragraph (j), to furnish to you as soon as available a copy of each report or other publicly available information of the Company mailed to the holders of Common Stock or filed with the Commission and such other publicly available information concerning the Company and its subsidiaries as you may reasonably request.

               (l) Whether or not the transactions contemplated hereby are consummated or this Agreement becomes effective or is terminated, to pay all costs, expenses, fees and taxes incident to (i) the preparation, printing, filing and distribution under the Act of the Registration Statement (including, without limitation, financial statements and exhibits), each preliminary prospectus and all amendments and supplements to any of them prior to or during the period specified in paragraph (e),
     (ii) the printing and delivery of the Prospectus and all amendments or supplements to it during the period specified in paragraph (e), (iii) the printing and delivery of this Agreement, the Preliminary and Supplemental Blue Sky Memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection with the offering of the Shares (including in each case any disbursements of counsel for the Underwriters relating to such printing and delivery), (iv) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, in each case the fees and disbursements of counsel for the Underwriters relating to such registration or qualification and memoranda relating thereto), (v) filings and clearance with the National Association of Securities Dealers, Inc. in connection with the offering, (vi) the quotation of the Shares on the Nasdaq National Market ("NASDAQ"), (vii) furnishing such copies of the Registration Statement, the Prospectus and all amendments and supplements thereto as may be requested for use in connection with the offering or sale of the Shares by the Underwriters or by dealers to whom Shares may be sold and (viii) the performance by the Company of their other obligations under this Agreement.

               (m) To use its best efforts to maintain the inclusion of the Common Stock on NASDAQ (or on a national securities exchange) for a period of five years after the effective date of the Registration Statement.

               (n) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to the Closing Date or any Option Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Shares.

          6.   Representations and Warranties.  The Company represents and
               ------------------------------
warrants to each Underwriter that:

               (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceeding for such purpose are pending before or threatened by the Commission.

               (b)(i) Each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the

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     Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Act and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph (b) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

               (c) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Act, complied when so filed in all material respects with the Act; and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (d) The Company and each of its subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business as it is currently being conducted and to own, lease and operate its properties, and each is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the business, prospects, financial condition or results of operation of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect").

               (e) All of the outstanding shares of capital stock of, or other ownership interests in, each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature.

               (f) All the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights; and the Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

               (g) The authorized capital stock of the Company, including the Common Stock, conforms as to legal matters to the description thereof contained in the Prospectus.

               (h) Neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws or in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective property is bound.

               (i) The execution, delivery and performance of this Agreement, compliance by the Company with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the securities or Blue Sky laws of the various states) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its subsidiaries or any agreement, indenture or other instrument to which it or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective property is bound, or violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Company, any of its subsidiaries or their respective property.

               (j) Except as otherwise set forth in the Prospectus, there are no material legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any of their respective property is the subject, and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated. No contract or document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement is not so described or filed as required.

               (k) Except as would not, individually or in the aggregate, have a Material Adverse Effect, the Company and its subsidiaries are neither in violation of any Federal, state, local and foreign laws and regulations relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products ("Materials of Environmental Concern"), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern in connection with protection of human health or the environment (collectively, "Environmental Laws"), which violation includes, but is not limited to, noncompliance with any permits or other governmental authorizations required for the operation of the business of the Company or any of its subsidiaries, under applicable Environmental Laws, or noncompliance with the terms and conditions thereof, nor has the Company, received any communication (written or oral), whether from a governmental authority, citizens group, employee or otherwise, that alleges that the Company or any of its subsidiaries is in violation and there are no circumstances, either past, present or that are reasonably foreseeable, that will or could reasonably be expected to lead to such violation in the future. In addition, except as disclosed in the Registration Statement or the Prospectus, or as would not, individually or in the aggregate, have a Material Adverse Effect: there is no claim, action, cause of action, investigation or notice (written or oral) by any person or entity alleging potential liability for investigatory costs, cleanup costs, governmental responses costs, natural resources damages, property damages, personal injuries, attorneys' fees or penalties arising out of, based on or resulting from (a) the presence, or release into the environment, of any Material of Environmental Concern at any location owned or operated by the Company or any of its subsidiaries, now or in the past, or (b) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law (collectively, "Environmental Claims"), pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries or, to the knowledge of the Company, against any person or entity whose liability for any Environmental Claim the Company has retained or assumed either contractually or by operation of law; to its knowledge, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Material of Environmental Concern, that will or could reasonably be expected to result in a violation of any Environmental Law or form the basis of any Environmental Claim against the Company or any of its subsidiaries or against any person or entity whose liability for any Environmental Claim the Company has retained or assumed either contractually or by operation of law.

               (l) The Company and each of its subsidiaries has such licenses, certificates, authorizations, approvals, franchises, permits and other rights issued by local, state, Federal or foreign regulatory agencies or bodies (collectively, "Per-mits"), including, without limitation, under any applicable Environmental Law, as are necessary to own, lease and operate its respective properties and to conduct the businesses now conducted by them except where the failure to possess any such Permit would not have a Material Adverse Effect; the Company and each of its subsidiaries has fulfilled and performed all of its material obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination of any such Permit that is reasonably likely to have a Material Adverse Effect; and, except as described in the Prospectus, such Permits contain no restrictions that are materially burdensome to the Company or any of its subsidiaries.

               (m) The Company has no knowledge of any actionable violation of any Federal, state or local law relating to employment and employment practices, discrimination in the hiring, promotion or pay of employees nor any applicable wage or hour laws, except for any such violation which, individually or in the aggregate, would not result in a Material Adverse Effect. There is (A) no significant unfair labor practice complaint pending against the Company or any of its subsidiaries or, to the knowledge of the Company, threatened against any of them, before the National Labor Relations Board or any state or local labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is pending against the Company or any of its subsidiaries or, to the knowledge of the Company, threatened against any of them, (B) no labor strike, dispute, slowdown or stoppage ("Labor Dispute") in which the Company or any of its subsidiaries is involved nor, to the knowledge of the Company, is any Labor Dispute imminent, other than routine disciplinary and grievance matters, the Company is not aware of any existing or imminent Labor Dispute by the employees of any of its principal suppliers, manufacturers or contractors and (C) no question concerning union representation within the meaning of the National Labor Relations Act existing with respect to the employees of the Company and, to the knowledge of the Company, no union organizing activities are taking place, except (with respect to any matter specified in clause (A), (B) or (C) above, singly or in the aggregate) such as would not have a Material Adverse Effect.

               (n) Except as otherwise set forth in the Prospectus, the Company and each of its subsidiaries has good and marketable title, free and clear of all liens, claims, encumbrances and restrictions except liens for taxes not yet due and payable, to all property and assets described in the Prospectus as being owned by it excluding any liens, claims, encumbrances and restrictions that would not have a Material Adverse Effect. All leases to which the Company or any of its subsidiaries is a party are valid and binding and no default by the Company or any Subsidiary or, to the Company's knowledge, any other party has occurred or is continuing thereunder, except for any such defaults which, individually or in the aggregate, would not result in a Material Adverse Effect, and the Company and its subsidiaries enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee with such exceptions as do not materially interfere with the use made by the Company or such subsidiary.

               (o) The Company and its subsidiaries maintain adequate insurance covering their properties, operations, personnel and businesses, including without limitation product liability insurance, and the Company has not received written notice from any insurer or agent of such insurer that substantial capital improvements or other similar expenditures will have to be made in order to continue such insurance.

               (p) Deloitte & Touche LLP are independent public accountants with respect to the Company and its subsidiaries as required by the Act.

               (q) The financial statements of the Company, together with related notes and schedules, set forth in the Registration Statement and the Prospectus (and any amendments or supplements thereto) present fairly the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto) is, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company. The pro forma financial statements, together with related notes, set forth under the caption "Unaudited Pro Forma Condensed Consolidated Financial Data" in the Registration Statement and the Prospectus have been prepared on a basis consistent with such historical statements, except for the pro forma adjustments specified therein, and give effect to assumptions made on a reasonable basis and present fairly the transactions reflected thereby as indicated in the Registration Statement and the Prospectus and comply as to form in all material respects with the applicable accounting requirements of rule 11-02 of Regulation S-X and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements.

               (r) All tax returns required to be filed by the Company and its subsidiaries in any jurisdiction have been filed, other than those filings that are being contested in good faith, except where failure to so file would not have a Material Adverse Effect, and all taxes, including withholding taxes, penalties and interest, assessments, fees and other governmental charges due or claimed to be due from such entities have been paid other than those being contested in good faith and for which adequate reserves have been provided, except where failure to so pay would not have a Material Adverse Effect.

               (s) The Company and each of its subsidiaries will own or possess all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, the "Intellectual Property") presently employed by it in connection with the businesses now operated by them, except where the failure to so own or possess would not, individually or in the aggregate, have a Material Adverse Effect, and neither the Company nor any of its subsidiaries have received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing, except where such infringement or conflict would not individually, or in the aggregate, have a Material Adverse Effect. To the Company's knowledge, the use of the Intellectual Property in connection with the business and operations of the Company and its subsidiaries does not infringe on the rights of any person, except where such infringement does not individually or in the aggregate have a Material Adverse Effect. The representations in this clause (s) exclude Intellectual Property matters with respect to any foreign country that has not accounted for more than 1% of the sales of the Company in either of the last 2 fiscal years.

               (t) The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for inventory assets is compared with the existing inventory assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (u) The Company and its subsidiaries have not, directly or indirectly, paid or delivered any fee, commission or other sum of money or item of property, however characterized, to any finder, agent, government official or other party, in the United States or any other country, which is in any manner related to the business or operations of the Company or its subsidiaries which the Company or any of its subsidiaries knows or has reason to believe to have been illegal under any Federal, state or local laws of the United States or any other country having jurisdiction; the Company and its subsidiaries, have not participated, directly or indirectly, in any boycotts or other similar practices in contravention of law affecting any of its actual or potential customers.

               (v) As of the Closing Date, the Company is not (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or (ii) a "holding company" or a "subsidiary company" of a holding company, or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended.

               (w) The Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

               (x) There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, the Company or any subsidiary thereof, except as otherwise disclosed in the Registration Statement.

               (y) Except as disclosed in the Prospectus, there are no business relationships or related party transactions required to be disclosed therein by Item 404 of Regulation S-K of the Commission.

          7.  Indemnification.  (a) The Company agrees to  indemnify and hold
              ---------------
harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriters furnished in writing to the Company by or on behalf of any Underwriter through you expressly for use therein.

          (b) In case any action shall be brought against any Underwriter or any person controlling such Underwriter, based upon any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto and with respect to which indemnity may be sought against the Company, such Underwriter shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses.
Any Underwriter or any such controlling person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the employment of such counsel has been specifically authorized in writing by the Company, (ii) the Company shall have failed to assume the defense and employ counsel or (iii) the named parties to any such action (including any impleaded parties) include both such Underwriter or such controlling person and the Company, as the case may be, and such Underwriter or such controlling person shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company, as the case may be, (in which case the Company shall not have the right to assume the defense of such action on behalf of such Underwriter or such controlling person, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Underwriters and controlling persons, which firm shall be designated in writing by DLJ and that all such fees and expenses shall be reimbursed as they are incurred). The Company shall not be liable for any settlement of any such action effected without the written consent of such Company but if settled with the written consent of such Company, such Company agrees to indemnify and hold harmless any Underwriter and any such controlling person from and against any loss or liability by reason of such settlement. Notwithstanding the immediately preceding sentence, if in any case where the fees and expenses of counsel are at the expense of the indemnifying party and an indemnified party shall have requested the indemnifying party to reimburse the indemnified party for such fees and expenses of counsel as incurred, such indemnifying party agrees that it shall be liable for any settlement of any action effected without its written consent if (i) such settlement is entered into more than ten business days after the receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall have failed to reimburse the indemnified party in accordance with such request for reimbursement prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, any person controlling the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter but only with reference to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus or any preliminary prospectus. In case any action shall be brought against the Company, any of its directors, any such officer or any person controlling the Company based on the Registration Statement, the Prospectus or any preliminary prospectus and in respect of which indemnity may be sought against any Underwriter, the Underwriter shall have the rights and duties given to the Company, except that if the Company shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), and the Company, its directors, any such officers and any person controlling the Company shall have the rights and duties given to the Underwriter, by Section 8(b) hereof.

          (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company, and the total underwriting discounts and commissions received by the Underwriters, bear to the total price to the public of the Shares, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or the Underwriters, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.
The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this
Section 7(d) are several in proportion to the respective number of Shares purchased by each of the Underwriters hereunder and not joint.

          (e) In connection with reservation and sale of up to            shares
of Common Stock of the company to certain designated members of the Company's and its affiliates' management and to certain other employees and persons, the Company agrees to indemnify and hold harmless the Underwriters from and against any and all losses, expenses and liabilities incurred by them as a result of the failures of such designees to pay for and accept delivery of the shares which are subject to a confirmation of sale.

          8.  Conditions of Underwriters' Obligations.  The several obligations
              ---------------------------------------
of the Underwriters to purchase the Firm Shares under this Agreement are subject to the satisfaction of each of the following conditions:

          (a) All the representations and warranties of the Company contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

          (b) The Registration Statement shall have become effective not later than 5:00 P.M. (and, in the case of a Registration Statement filed under Rule 462(b) of the Act, not later than 10:00 P.M.), New York City time, on the date of this Agreement or at such later date and time as you may approve in writing, and at the Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or contemplated by the Commission.

          (c)(i) Since the date of the latest balance sheet included in the Registration Statement and the Prospectus, there shall not have been any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, affairs or business prospects, whether or not arising in the ordinary course of business, of the Company, (ii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus there shall not have been any change, or any development involving a prospective material adverse change, in the capital stock or in the long-term debt of the Company from that set forth in the Registration Statement and Prospectus, (iii) the Company and its subsidiaries shall have no liability or obligation, direct or contingent, which is material to the Company and its subsidiaries, taken as a whole, other than those reflected in the Registration Statement and the Prospectus and (iv) on the Closing Date you shall have received a certificate dated the Closing Date, signed by the President and Chief Executive Officer and the Chief Financial Officer of the Company, confirming the matters set forth in paragraphs (a), (b) and (c) of this Section 8.

          (d) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of Kramer, Levin, Naftalis & Frankel ("Kramer Levin") counsel for the Company, to the effect that:

               (i) the Company and each of its subsidiaries has been duly incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and has the corporate power and authority required to carry on its business as it is currently being conducted and to own, lease and operate its properties;

               (ii) the Company and each of its subsidiaries is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

               (iii) all of the outstanding shares of capital stock of, or other ownership interests in, each of the Company's subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable, and are owned by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature;

               (iv) all the outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights;

               (v) the Shares to be issued and sold by the Company hereunder have been duly authorized, and when issued and delivered to the Underwriters against payment therefor as pro-vided by this Agreement, will have been validly issued and will be fully paid and non-assessable, and the issuance of such Shares is not subject to any preemptive or similar rights;

               (vi) this Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company and enforceable in accordance with its terms (except as rights to indemnity and contribution hereunder may be limited by applicable law);

               (vii) the authorized capital stock of the Company, including the Common Stock, conforms as to legal matters to the description thereof contained in the Prospectus;

               (viii) the Registration Statement has become effective under the Act, no stop order suspending its effectiveness has been issued and no proceedings for that purpose are, to the knowledge of such counsel, pending before or contemplated by the Commission;

               (ix) the statements under the captions ["Shares Eligible for Future Sale", "Description of Certain Indebtedness" and "Description of the Capital Stock"] in the Prospectus and Items 14 and 15 of Part II of the Registration Statement insofar as such statements constitute a summary of legal matters documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings;

               (x) neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws and, to the best of such counsel's knowledge after due inquiry, neither the Company nor any of its subsidiaries is in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries or their respective property is bound;

               (xi) the execution, delivery and performance of this Agreement by the Company, compliance by the Company with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the Act or other securities or Blue Sky laws) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its subsidiaries or any agreement, indenture or other instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective properties are bound, or violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Company or any of its subsidiaries or their respective properties;

               (xii) after due inquiry, such counsel does not know of any legal or governmental proceeding pending or threatened to which the Company or any of its subsidiaries is a party or to which any of their respective property is subject which is required to be described in the Registration Statement or the Prospectus and is not so described, or of any contract or other document which is required to be described in the Registration Statement or the Prospectus or is required to be filed as an exhibit to the Registration Statement which is not described or filed as required;

               (xiii) to the best of such counsel's knowledge, after due inquiry, neither the Company nor any of its subsidiaries has violated any Environmental Laws, nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, which in each case might result in any material adverse change in the business, prospects, financial condition or results of operation of the Company and its subsidiaries, taken as a whole;

               (xiv) the Company and each of its subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits"), including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease and operate its respective properties and to conduct its business in the manner described in the Prospectus; to the best of such counsel's knowledge, after due inquiry, the Company and each of its subsidiaries has fulfilled and performed all of its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit, subject in each case to such qualification as may be set forth in the Prospectus; and, except as described in the Prospectus, such permits contain no restrictions that are materially burdensome to the Company or any of its subsidiaries;

               (xv) the Company is not an "investment company" or to the knowledge of such counsel after reasonable inquiry a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

               (xvi) to the best of such counsel's knowledge, after due inquiry, no holder of any security of the Company has any right to require registration of shares of Common Stock or any other security of the Company;

               (xvii) to the best of such counsel's knowledge, after due inquiry, except as otherwise set forth in the Registration Statement or such as are not material to the business, prospects, financial condition or results of operation of the Company and its subsidiaries, taken as a whole, the Company and each of its subsidiaries has good and marketable title, free and clear of all liens, claims, encumbrances and restrictions except liens for taxes not yet due and payable, to all property and assets described in the Registration Statement as being owned by it;

               (xviii) to the best of such counsel's knowledge, after due inquiry, all leases to which the Company or any of its subsidiaries is a party are valid and binding and no default has occurred or is continuing thereunder, which might result in any material adverse change in the business, prospects, financial condition or results of operation of the Company and its subsidiaries taken as a whole, and the Company and its subsidiaries enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee with such exceptions as do not materially interfere with the use made by the Company or such subsidiary;

               (xix) (1) the Registration Statement and the Prospectus and any supplement or amendment thereto (except for financial statements as to which no opinion need be expressed) comply as to form in all material respects with the Act, and (2) such counsel believes that (except for financial statements, as aforesaid) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that the Prospectus, as amended or supplemented, if applicable (except for financial statements, as aforesaid) does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          In giving such opinion with respect to the matters covered by clause
(xix) such counsel may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.

          The opinion of Kramer, Levin described in paragraph (d) above shall be rendered to you at the request of the Company and shall so state therein.

     (e) an opinion (in a form reasonably satisfactory to you and your counsel), dated the Closing Date, of Piper & Marbury, regulatory counsel for the Company, to the effect that:

                    (i) to such counsel's knowledge, there are no material legal or governmental proceedings by the U.S. Food and Drug Administration ("FDA") or similar federal or state regulatory officials and bodies pending that are not described or referred to in the Prospectus;

                    (ii) to such counsel's knowledge, the Company has, and maintains in full force and effect, all necessary licenses, permits, approvals, certificates, consents, orders and other authorizations of and from the FDA and similar federal or state governmental regulatory officials and bodies necessary to conduct its business as described in the Prospectus; and

                    (iii) to the best of such counsel's knowledge, the statements in the Prospectus under the captions "Risk Factors -- Governmental Regulation" and "Business -- Regulatory Matters" that relate to matters of food and drug law insofar as such statements constitute a summary of legal matters, documents or proceedings referred to therein, are accurate in all material respects and provide a fair summary of such matters;

                    (iv) the Company has certified to such counsel that it is in substantial compliance with applicable decrees of the FDA, the Federal Trade Commission and other state or local regulatory agencies that have been brought to such counsel's attention and such counsel does not know of any facts that contradict such representation; and

                    (v) the product labeling, advertising and other promotional materials that the Company has submitted to such counsel for review do not give rise to a substantial expectation that enforcement action would be initiated against those products.

          (e) You shall have received on the Closing Date an opinion, dated the Closing Date, of Skadden, Arps, Slate, Meagher & Flom, counsel for the Underwriters, in form and substance reasonably satisfactory to you.

          (f) You shall have received a letter on and as of the Closing Date, in form and substance satisfactory to you, from Deloitte & Touche LLP, independent public accountants, with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus and substantially in the form and substance of the letter delivered to you by on the date of this Agreement.

          (g) The Company shall not have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company at or prior to the Closing Date.

          (h) The Shares shall have been duly listed, subject to notice of issuance, on NASDAQ.

The several obligations of the Underwriters to purchase any Additional Shares hereunder are subject to the delivery to you on the applicable Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of such Additional Shares and other matters related to the issuance of such Additional Shares.

          9.   Effective Date of Agreement and Termination.  This Agreement
               -------------------------------------------
shall become effective upon the later of (i) execution of this Agreement and
(ii) when notification of the effectiveness of the Registration Statement has been released by the Commission.

          This Agreement may be terminated at any time prior to the Closing Date by you by written notice to the Company if any of the following has occurred:
(i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any adverse change or development involving a prospective adverse change in the condition, financial or otherwise, of the Company or any of its subsidiaries or the earnings, affairs, or business prospects of the Company or any of its subsidiaries, whether or not arising in the ordinary course of business, which would, in your judgment, make it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus, (ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in your judgment, is material and adverse and would, in your judgment, make it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus, (iii) the suspension or material limitation of trading in securities on the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market System or limitation on prices for securities on any such exchange or National Market System, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business or operations of the Company or any Subsidiary, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

          If on the Closing Date or on an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase the Firm Shares or Additional Shares, as the case may be, which it or they have agreed to purchase hereunder on such date and the aggregate number of Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the total number of Shares to be purchased on such date by all Underwriters, each non-defaulting Underwriter shall be obligated severally, in the proportion which the number of Firm Shares set forth opposite its name in Schedule I bears to the total number of Firm Shares which all the non-defaulting Underwriters, as the case may be, have agreed to purchase, or in such other proportion as you may specify, to purchase the Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the number of Firm Shares
                       --------
or Additional Shares, as the case may be, which any Underwriter has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 9 by an amount in excess of one-ninth of such number of Firm Shares or Additional Shares, as the case may be, without the written consent of such Underwriter. If on the Closing Date or an Option Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares, or Additional Shares, as the case may be, and the aggregate number of Firm Shares or Additional Shares, as the case may be, with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased on such date by all Underwriters and arrangements satisfactory to you and the applicable Company for purchase of such Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter and the applicable Company. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date or the applicable Option Closing Date, as the case may be, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of any such Underwriter under this Agreement.

          10.  Miscellaneous.  Notices given pursuant to any provision of this
               -------------
Agreement shall be addressed as follows: (a) if to the Company, to Twinlab Corporation, 2120 Smithtown Avenue, Ronkonkoma, New York 11779, Attention:
General Counsel, (b) if to any Underwriter or to you, to you c/o Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention: Syndicate Department, and in each case, with a copy to each of Skadden, Arps, Slate, Meagher & Flom at 919 Third Avenue, New York, New York 10022, Attention: Mark C. Smith, Esq. and to Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York 10022, Attention: Howard A. Sobel, Esq., or in any case to such other address as the person to be notified may have requested in writing.

          The respective indemnities, contribution agreements, representations, warranties and other statements of the Company, its officers and directors and of the several Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Shares, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter or by or on behalf of the Company, the officers or directors of the Company or any controlling person of the Company, (ii) acceptance of the Shares and payment for them hereunder and (iii) termination of this Agreement.

          If this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company agrees to reimburse the several Underwriters for all out-of-pocket expenses (including the fees and disbursements of counsel) reasonably incurred by them.

          Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Underwriters, any controlling persons referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Shares from any of the several Underwriters merely because of such purchase.

          This Agreement shall be governed and construed in accordance with the laws of the State of New York.

          This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

          Please confirm that the foregoing correctly sets forth the agreement between the Company, and the several Underwriters.


                         Very truly yours,

                         TWINLAB CORPORATION


                         By______________________________
                           Title:



DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
BEAR, STEARNS & CO. INC.
MERRILL LYNCH & CO.
MONTGOMERY SECURITIES

Acting severally on behalf of
  themselves and the several
  Underwriters named in
  Schedule I hereto

By DONALDSON, LUFKIN & JENRETTE
     SECURITIES CORPORATION


   By__________________________

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
BEAR, STEARNS INTERNATIONAL LIMITED
MERRILL LYNCH INTERNATIONAL
MONTGOMERY SECURITIES

Acting severally on behalf of
  themselves and the several
  International Managers named in
  Schedule II hereto

By DONALDSON, LUFKIN & JENRETTE
     SECURITIES CORPORATION


   By__________________________

                                   SCHEDULE I
                                   ----------


                                         Number of U.S. Firm
                U.S. Underwriters        Shares to be Purchased
                -----------------        -------------------------



                                               ______________________

                               Total

                                  SCHEDULE II
                                  -----------


                                        Number of International
          International Managers        Shares to be Purchased
          ----------------------        -----------------------



                                              ______________________

                              Total